Exhibit 4.4

Addendum to share subscription agreements – FREMIRO, GCSOT, NIEEF, BETS

ADDENDUM TO A SUBSCRIPTION AGREEMENT

between

FREMIRO (PVT) LTD

represented herein by                          , being duly authorised thereto

and

BLANKET MINE (1983) (PVT) LTD

represented herein by                          , being duly authorised thereto

and

CALEDONIA HOLDINGS ZIMBABWE (PVT) LTD

represented herein by                          , being duly authorised thereto

and

GREENSTONE MANAGEMENT SERVICES HOLDINGS LIMITED

represented herein by , being duly authorised thereto

and

BLANKET (BARBADOS) HOLDINGS LIMITED

represented herein by                          , being duly authorised thereto

1.	Definitions
1.1.	In this addendum –

“Blanket Barbados” means Blanket Barbados Holdings Limited, the holding company of GMS-UK.

“GMS-UK” means Greenstone Management Services Holdings Limited, the holding company of CHZ.

“the Subscription Agreement” means the written subscription agreement executed between the Subscriber, the Company and CHZ on 28 April 2012, as amended by addenda of 24 October 2014 (“Addendum 1”) and 30 May 2016 (“Addendum 2”).

1.2.	In this agreement capitalised words or phrases shall have the meaning given to them in the Subscription Agreement unless otherwise set out herein.

2.	Preamble
2.1.	In terms of the Subscription Agreement, the Subscriber became indebted to the Company in terms of the Loan Account, and the Loan Account accrued Interest.
2.2.	In terms of Addendum 1, the Company recorded that the Subscriber was released from any obligation to pay Interest on the Loan Account during the period 1 January 2015 to 31 December 2015, such that no Interest would accrue on the Loan Account during that period.
2.3.	In terms of Addendum 2, the Company recorded that the Subscriber was released from any obligation to pay Interest on the Loan Account during the period commencing 1 January 2016 and terminating on the date on which the Company would next declare a dividend on the shares in the Company held by the Subscriber (which was on 31 July 2016) such that no Interest would accrue on the Loan Account during that period.
2.4.	Following various intra-group dividends in specie and transfers, GMS-UK is the creditor of certain of the Interest and Blanket Barbados is the creditor of the Loan Account and the remainder of the Interest.
2.5.	An agreement has been reached concerning the amendment to the rate and calculation of Interest applicable to the Loan Account.
2.6.	The parties to this addendum now wish to record the terms and conditions of their agreement in that regard.

NOW THEREFORE IT IS AGREED AND RECORDED AS FOLLOWS:

3.	Amendment of Subscription Agreement

In terms of clause 16.4 of the Subscription Agreement, the Parties, GMS-UK and Blanket Barbados agree that the definition of Interest at clause 1.8 of the Subscription Agreement is hereby amended by the addition of the following words at the end of the definition:

“until 1 January 2017 from which date Interest means interest calculated and compounded quarterly in arrears on the date of each quarterly dividend declared by the Company (it being noted that no Interest will accrue if a dividend for the relevant quarter is not declared) at a rate of 7.25% per annum subject to reduction to such rate as results in an amount of interest equal to the amount payable pursuant to clause 5.1.2 in the event that such amount is less than the interest that would have accrued at the rate of 7.25% per annum”

4.	Waiver of Interest

GMS-UK and Blanket Barbados, who are the creditors of the Loan Account and Interest, hereby waive their rights to any Interest that would have accrued monthly during the period 1 January 2017 to the date hereof in accordance with the definition of Interest prior to the date hereof to the effect that they and the Parties agree that any such Interest is hereby cancelled.

5.	Remaining Terms and Conditions

Save as expressly, or by necessary implication, varied or amended by this addendum, the remaining terms and conditions of the Subscription Agreement shall remain in full force and effect.

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

1.	………………………….

……………………………………….

The Subscriber

2.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

1.	………………………….

……………………………………….

The Company

2.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

1.	………………………….

……………………………………….

CHZ

2.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

1.	………………………….

……………………………………….

GMS-UK

2.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

1.	………………………….

……………………………………….

Blanket Barbados

2.	………………………….

ADDENDUM TO A SUBSCRIPTION AGREEMENT

between

GWANDA COMMUNITY SHARE OWNERSHIP TRUST

represented herein by                          , being duly authorised thereto

and

BLANKET MINE (1983) (PVT) LTD

represented herein by                          , being duly authorised thereto

and

CALEDONIA HOLDINGS ZIMBABWE (PVT) LTD

represented herein by                          , being duly authorised thereto

6.	Definitions

6.1.	In this addendum –

“the Subscription Agreement” means the written subscription agreement executed between the Subscriber, the Company and CHZ on 18 May 2012, as amended by addenda of 31 July 2012 (“Addendum 1”) and 24 October 2014 (“Addendum 2”).

6.2.	In this agreement capitalised words or phrases shall have the meaning given to them in the Subscription Agreement unless otherwise set out herein.

7.	Preamble
7.1.	In terms of the Subscription Agreement (as amended by Addendum 1), the Subscriber became indebted to the Company in terms of the Loan Account, and the Loan Account accrued interest.
7.2.	In terms of Addendum 2, the Company recorded that the Subscriber was released from any obligation to pay interest on the Loan Account during the period 1 January 2015 to 31 December 2015, such that no interest would accrue on the Loan Account during that period.
7.3.	An agreement has been reached concerning the amendment to the rate and calculation of interest applicable to the Loan Account.
7.4.	An agreement has also been reached concerning the release of the Subscriber from any obligation to pay Interest on the Loan Account for another agreed period.
7.5.	The parties to this addendum now wish to record the terms and conditions of their agreements in that regard.

NOW THEREFORE IT IS AGREED AND RECORDED AS FOLLOWS:

8.	Amendment of Subscription Agreement

In terms of clause 15.4 of the Subscription Agreement, the parties agree that clause 4.4.1 of the Subscription Agreement is hereby amended by the addition of the following words after the word “Subscriber”:

“until 1 January 2017 from which date interest shall be calculated and compounded quarterly in arrears on the date of each quarterly dividend declared by the Company (it being noted that no interest will accrue if a dividend for the relevant quarter is not declared) at a rate of 7.25% per annum subject to reduction to such rate as results in an amount of interest equal to the amount payable pursuant to clause 4.4.2 in the event that such amount is less than the interest that would have accrued at the rate of 7.25% per annum”

9.	Release from Obligation to Pay Interest

The Company, duly authorised, records that the Subscriber shall be released from any obligation to pay Interest on the Loan Account during the period that commenced on 1 January 2016 and terminated on the date on which the Company next declared a dividend on the shares in the Company held by the Subscriber after that date (which was on 31 July 2016) such that no Interest is deemed to have accrued on the Loan Account during that period.

10.	Waiver of interest

The Company hereby waives its rights to any interest that would have accrued monthly during the period 1 January 2017 to the date hereof in accordance with the definition of interest in clause 4.4.1 prior to the date hereof to the effect that the Parties agree that any such interest is hereby cancelled.

11.	Remaining Terms and Conditions

Save as expressly, or by necessary implication, varied or amended by this addendum, the remaining terms and conditions of the Subscription Agreement shall remain in full force and effect.

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

3.	………………………….

……………………………………….

The Subscriber

4.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

3.	………………………….

……………………………………….

The Company

4.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

3.	………………………….

……………………………………….

CHZ

4.	………………………….

ADDENDUM TO A SUBSCRIPTION AGREEMENT

between

NATIONAL INDIGENISATION ECONOMIC EMPOWERMENT FUND

represented herein by                            , being duly authorised thereto

and

BLANKET MINE (1983) (PVT) LTD

represented herein by                            , being duly authorised thereto

and

CALEDONIA HOLDINGS ZIMBABWE (PVT) LTD

represented herein by                            , being duly authorised thereto

and

GREENSTONE MANAGEMENT SERVICES HOLDINGS LIMITED

represented herein by                            , being duly authorised thereto

and

BLANKET (BARBADOS) HOLDINGS LIMITED

represented herein by                            , being duly authorised thereto

12.	Definitions
12.1.	In this addendum –

“Blanket Barbados” means Blanket Barbados Holdings Limited, the holding company of GMS-UK.

“GMS-UK” means Greenstone Management Services Holdings Limited, the holding company of CHZ.

“the Subscription Agreement” means the written subscription agreement executed between the Subscriber, the Company and CHZ on 12 June 2012, as amended by addenda of 31 July 2012 (“Addendum 1”), 24 October 2014 (“Addendum 2”) and 9 June 2016 (“Addendum 3”).

12.2.	In this agreement capitalised words or phrases shall have the meaning given to them in the Subscription Agreement unless otherwise set out herein.

13.	Preamble
13.1.	In terms of the Subscription Agreement, the Subscriber became indebted to the Company in terms of the Loan Account, and the Loan Account accrued Interest.
13.2.	In terms of Addendum 1, the Parties amended the Subscription Agreement to provide for the repayment of the Initial Advance.
13.3.	In terms of Addendum 2, the Company recorded that the Subscriber was released from any obligation to pay Interest on the Loan Account during the period 1 January 2015 to 31 December 2015, such that no Interest would accrue on the Loan Account during that period.
13.4.	In terms of Addendum 3, the Company recorded that the Subscriber was released from any obligation to pay Interest on the Loan Account during the period commencing 1 January 2016 and terminating on the date on which the Company would next declare a dividend on the shares in the Company held by the Subscriber (which was on 31 July 2016) such that no Interest would accrue on the Loan Account during that period.
13.5.	Following various intra-group dividends in specie and transfers, GMS-UK is the creditor of certain of the Interest and Blanket Barbados is the creditor of the Loan Account and the remainder of the Interest.
13.6.	An agreement has been reached concerning the amendment to the rate and calculation of Interest applicable to the Loan Account.
13.7.	The parties to this addendum now wish to record the terms and conditions of their agreement in that regard.

NOW THEREFORE IT IS AGREED AND RECORDED AS FOLLOWS:

14.	Amendment of Subscription Agreement

In terms of clause 16.4 of the Subscription Agreement, the Parties, GMS-UK and Blanket Barbados agree that the definition of Interest at clause 1.8 of the Subscription Agreement is hereby amended by the addition of the following words at the end of the definition:

“until 1 January 2017 from which date Interest means interest calculated and compounded quarterly in arrears on the date of each quarterly dividend declared by the Company (it being noted that no Interest will accrue if a dividend for the relevant quarter is not declared) at a rate of 7.25% per annum subject to reduction to such rate as results in an amount of interest equal to the amount payable pursuant to clause 5.1.2 in the event that such amount is less than the interest that would have accrued at the rate of 7.25% per annum”

15.	Waiver of Interest

GMS-UK and Blanket Barbados, who are the creditors of the Loan Account and Interest, hereby waive their rights to any Interest that would have accrued monthly during the period 1 January 2017 to the date hereof in accordance with the definition of Interest prior to the date hereof to the effect that they and the Parties agree that any such Interest is hereby cancelled.

16.	Remaining Terms and Conditions

Save as expressly, or by necessary implication, varied or amended by this addendum, the remaining terms and conditions of the Subscription Agreement shall remain in full force and effect.

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

5.	………………………….

……………………………………….

The Subscriber

6.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

5.	………………………….

……………………………………….

The Company

6.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

5.	………………………….

……………………………………….

CHZ

6.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

3.	………………………….

……………………………………….

GMS-UK

4.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

3.	………………………….

……………………………………….

Blanket Barbados

4.	………………………….

ADDENDUM TO A SUBSCRIPTION AGREEMENT

between

BLANKET EMPLOYEE TRUST SERVICES (PVT) LIMITED

represented herein by                            , being duly authorised thereto

and

BLANKET MINE (1983) (PVT) LTD

represented herein by                            , being duly authorised thereto

and

CALEDONIA HOLDINGS ZIMBABWE (PVT) LTD

represented herein by                            , being duly authorised thereto

and

GREENSTONE MANAGEMENT SERVICES HOLDINGS LIMITED

represented herein by                            , being duly authorised thereto

and

BLANKET (BARBADOS) HOLDINGS LIMITED

represented herein by                            , being duly authorised thereto

17.	Definitions
17.1.	In this addendum –

“Blanket Barbados” means Blanket Barbados Holdings Limited, the holding company of GMS-UK.

“GMS-UK” means Greenstone Management Services Holdings Limited, the holding company of CHZ.

“the Subscription Agreement” means the written subscription agreement executed between the Subscriber, the Company and CHZ on 16 May 2012, as amended by addenda of 24 October 2014 (“Addendum 1”) and 28 June 2016 (“Addendum 2”).

17.2.	In this agreement capitalised words or phrases shall have the meaning given to them in the Subscription Agreement unless otherwise set out herein.

18.	Preamble
18.1.	In terms of the Subscription Agreement, the Subscriber became indebted to the Company in terms of the Loan Account, and the Loan Account accrued Interest.
18.2.	In terms of Addendum 1, the Company recorded that the Subscriber was released from any obligation to pay Interest on the Loan Account during the period 1 January 2015 to 31 December 2015, such that no Interest would accrue on the Loan Account during that period.
18.3.	In terms of Addendum 2, the Company recorded that the Subscriber was released from any obligation to pay Interest on the Loan Account during the period commencing 1 January 2016 and terminating on the date on which the Company would next declare a dividend on the shares in the Company held by the Subscriber (which was on 31 July 2016) such that no Interest would accrue on the Loan Account during that period.
18.4.	Following various intra-group dividends in specie and transfers, GMS-UK is the creditor of certain of the Interest and Blanket Barbados is the creditor of the Loan Account and the remainder of the Interest.
18.5.	An agreement has been reached concerning the amendment to the rate and calculation of Interest applicable to the Loan Account.
18.6.	The parties to this addendum now wish to record the terms and conditions of their agreement in that regard.

NOW THEREFORE IT IS AGREED AND RECORDED AS FOLLOWS:

19.	Amendment of Subscription Agreement

In terms of clause 16.4 of the Subscription Agreement, the Parties, GMS-UK and Blanket Barbados agree that the definition of Interest at clause 1.8 of the Subscription Agreement is hereby amended by the addition of the following words at the end of the definition:

“until 1 January 2017 from which date Interest means interest calculated and compounded quarterly in arrears on the date of each quarterly dividend declared by the Company (it being noted that no Interest will accrue if a dividend for the relevant quarter is not declared) at a rate of 7.25% per annum subject to reduction to such rate as results in an amount of interest equal to the amount payable pursuant to clause 5.1.2 in the event that such amount is less than the interest that would have accrued at the rate of 7.25% per annum”

20.	Waiver of Interest

GMS-UK and Blanket Barbados, who are the creditors of the Loan Account and Interest, hereby waive their rights to any Interest that would have accrued monthly during the period 1 January 2017 to the date hereof in accordance with the definition of Interest prior to the date hereof to the effect that they and the Parties agree that any such Interest is hereby cancelled.

21.	Remaining Terms and Conditions

Save as expressly, or by necessary implication, varied or amended by this addendum, the remaining terms and conditions of the Subscription Agreement shall remain in full force and effect.

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

7.	………………………….

……………………………………….

The Subscriber

8.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

7.	………………………….

……………………………………….

The Company

8.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

7.	………………………….

……………………………………….

CHZ

8.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

5.	………………………….

……………………………………….

GMS-UK

6.	………………………….

THUS DONE AND SIGNED at on this day of 2017

AS WITNESSES

5.	………………………….

……………………………………….

Blanket Barbados

6.	………………………….